As filed with the Securities and Exchange Commission on May 24, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

Annual Report

March 31, 2019

DoubleLine Selective Credit Fund

DBSCX (I-share)

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2019	3

President’s Letter	(Unaudited) March 31, 2019

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Annual Report for the 12-month period ended March 31, 2019. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2019

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2019

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended March 31, 2019, spreads were mostly flat across legacy Non-Agency MBS while new issue spreads widened by 15 basis points (bps) to 25 bps. Spreads were largely unchanged to tighter prior to the risk-off sentiment that permeated markets during the fourth quarter of 2018. Housing market fundamentals remained balanced as of the period-end; however, home price growth has begun slowing since last summer due to both affordability constraints and a revised tax code that has reduced savings from home ownership. Gross new issuance reached a post-crisis high last year and this year’s volumes have increased almost 20% compared to the same period in 2018.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended March 31, 2019, new issue CMBS spreads were mixed alongside broader credit and equity indices. While sustained volatility pushed spreads wider in the fourth quarter of 2018, CMBS participated in the broader market rally during the first quarter of 2019, retracing much of the previous quarter’s widening. Despite transaction volume reaching the third-highest level on record in 2018, largely driven by several large entity-level transactions, price appreciation slowed in 2018 alongside a maturing commercial real estate (CRE) cycle. The RCA Commercial Property Price Index (CPPI) increased by 6.3% on the national level, 4.0% in primary markets and 6.8% in non-primary markets. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 5.43%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index. For the period, 10-year AAA last cash flows (LCFs) widened by 8 bps to 90 bps over swaps, while BBB- bonds tightened by 23 bps to 307 bps over swaps. On the new issue front, $87.7 billion priced during the period. The Trepp CMBS Delinquency Rate for U.S. CRE loans has fallen in 10 of the last 12 months and is now at 2.88%, 167 bps lower year-over-year (YoY).

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2019, the CLO market saw a total of $126 billion issued with an average of $10.50 billion issuance per month. The first three month of this period, April through June 2018, saw a total of $37.06 billion in issuance. Spreads began to move wider in April 2018 due to the strong supply in the new issue, refinance and reset market, and stabilized through the summer months. November and December saw the most spread widening as volatility picked up in the levered loan space. As we entered 2019, spreads slowly began to tighten, but are not near the tight levels we saw at the beginning of April 2018.

Annual Report	March 31, 2019	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2019

DoubleLine Selective Credit Fund

For the 12-month period ended March 31, 2019, the DoubleLine Selective Credit Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 4.48%. The underperformance was primarily driven by duration positioning. The Fund’s duration of 2.32 remained shorter than the Bloomberg Barclays U.S. Aggregate Bond Index duration of 6.13, which detracted from performance as rates rallied with 2-year and 10-year U.S. Treasury yields down 1bps and 33 bps, respectively. Non-Agency MBS were the largest contributors to performance. Other securitized credit sectors were also accretive to performance, due primarily to interest income. CLOs underperformed as prices declined during the period.

Period Ended 3-31-19	1-Year

I-Share	3.85%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Additional principal risks for the Fund can be found in the private placement memorandum.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Duration—A measure of the sensitivity of the price of a fixed income investment to a change in interest rates, expressed as a number of years.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

RCA Commercial Property Price Index—The Moody’s/RCA Commercial Property Price Index (CPPI) describes various non-residential property types for the U.S. (10 monthly series from 2000). The Moody’s/RCA Commercial Property Price Index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

6	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2019

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Annual Report	March 31, 2019	7

Standardized Performance Summary	(Unaudited) March 31, 2019

DBSCX
DoubleLine Selective Credit Fund Returns as of March 31, 2019	1-Year	3-Year Annualized	Since Inception Annualized (8-4-14 to 3-31-19)

I-share (DBSCX)	3.85%	6.76%	5.71%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.03%	2.49%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.0%

	MarketPlace Loan Trust,
1,070	Series 2015-CB1-A	4.00%	^	07/15/2021	1,070

	Total Asset Backed Obligations (Cost $1,070)				1,070

COLLATERALIZED LOAN OBLIGATIONS 0.3%

	Babson Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	9.21%	^	10/20/2030	978,744

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	9.94%	^	07/15/2029	994,976

	Voya Ltd.,
500,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	9.41%	^	07/20/2029	500,154

	Total Collateralized Loan Obligations (Cost $2,480,487)				2,473,874

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 1.4%

	20 Times Square Trust,
530,000	Series 2018-20TS-G	3.10%	#^	05/15/2035	490,646

	BB-UBS Trust,
214,000	Series 2012-TFT-TE	3.56%	#^	06/05/2030	202,789

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.46%	#	01/12/2045	467,638

	BX Commercial Mortgage Trust,
755,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	4.43%	^	03/15/2037	756,340

	BX Trust,
629,000	Series 2017-IMC-E (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.73%	^	10/15/2032	628,429

	Caesars Palace Las Vegas Trust,
694,000	Series 2017-VICI-D	4.35%	#^	10/15/2034	712,107

	Citigroup Commercial Mortgage Trust,
224,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	207,957
288,000	Series 2016-GC36-D	2.85%	^	02/10/2049	235,059

	CLNS Trust,
253,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.99%	^	06/11/2032	254,506
253,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.99%	^	06/11/2032	254,652

	COBALT Commercial Mortgage Trust,
778	Series 2007-C2-AJFX	5.57%	#	04/15/2047	781

	Commercial Mortgage Pass-Through Certificates,
227,000	Series 2012-CR4-D	4.57%	#^Þ	10/15/2045	96,054
194,000	Series 2014-CR19-C	4.71%	#	08/10/2047	201,307

	FREMF Mortgage Trust,
162,438	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.54%	^	07/25/2023	168,942

	GMAC Commercial Mortgage Securities Trust,
347,000	Series 2004-C3-E	5.14%	#^	12/10/2041	343,384

	JP Morgan Chase Commercial Mortgage Securities Corporation,
40,811	Series 2006-LDP9-AM	5.37%		05/15/2047	40,815

	JP Morgan Chase Commercial Mortgage Securities Trust,
107,000	Series 2004-CBX-D	5.10%	#	01/12/2037	107,210
531,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	497,781
208,000	Series 2016-WIKI-E	4.01%	#^	10/05/2031	205,744

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Trust, (Cont.)
350,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.08%	^	07/05/2033	350,279
350,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	366,738
350,000	Series 2018-WPT-FFX	5.54%	^	07/05/2033	353,439

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.49%	#	10/15/2047	253,654
350,000	Series 2014-C19-C	4.00%		12/15/2047	348,499

	Morgan Stanley Capital Trust,
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	5.08%	^	11/15/2034	553,853

	Tharaldson Hotel Portfolio Trust,
426,167	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.66%	^	11/11/2034	428,961

	Wachovia Bank Commercial Mortgage Trust,
103,172	Series 2006-C25-F	5.19%	#	05/15/2043	103,038

	Waterfall Commercial Mortgage Trust,
2,379,878	Series 2015-SBC5-A	4.10%	#^	09/14/2022	2,413,264

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $11,108,506)				11,043,866

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 93.3%

	Ajax Mortgage Loan Trust,
6,502,984	Series 2017-C-A	3.75%	^§	07/25/2060	6,512,531

	Alternative Loan Trust,
3,696,123	Series 2005-4-1A3	5.75%		04/25/2035	3,169,018
6,515,558	Series 2005-55CB-2A1	5.50%		11/25/2035	5,829,324
5,801,159	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	3.04%		01/25/2036	4,560,206
5,801,159	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.46%	I/F I/O	01/25/2036	692,499
9,494,858	Series 2005-80CB-4A1	6.00%		02/25/2036	7,438,938
7,696,401	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.67%		06/25/2047	6,576,648

	Asset Backed Securities Corp Home Equity Loan Trust,
7,587,385	Series 2003-HE1-M3 (1 Month LIBOR USD + 5.25%, 3.50% Floor)	7.73%		01/15/2033	7,181,558

	Banc of America Alternative Loan Trust,
4,752,567	Series 2004-12-2CB1	6.00%		01/25/2035	4,716,124

	Banc of America Funding Corporation,
3,037,812	Series 2006-2-2A11	5.50%		03/25/2036	2,969,545
1,792,277	Series 2007-1-TA8	5.85%	ß	01/25/2037	1,762,648

	Banc of America Mortgage Trust,
2,820,078	Series 2006-3-1A10	6.00%		10/25/2036	2,706,512

	BCAP LLC Trust,
5,194,706	Series 2011-RR4-4A8	6.00%	#^	08/26/2037	5,114,282
5,450,612	Series 2011-RR4-5A8	6.00%	#^	08/26/2037	5,366,226
19,687,881	Series 2012-RR4-6A2	4.39%	#^	11/26/2035	15,388,082
10,883,170	Series 2013-RR2-6A2	4.31%	#^	06/26/2037	10,524,215

	Bear Stearns ARM Trust,
5,825,525	Series 2006-2-2A1	4.10%	#	07/25/2036	5,305,876

	Bear Stearns Asset Backed Securities Trust,
4,972,979	Series 2005-10-23A1	4.17%	#	01/25/2036	4,644,942
3,091,727	Series 2006-4-31A1	4.03%	#	07/25/2036	3,000,101
3,978,445	Series 2006-AC5-A1	6.25%	ß	12/25/2036	3,619,381

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Asset Backed Securities Trust, (Cont.)
13,757,672	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		10/25/2036	15,294,778
1,926,151	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.72%		04/25/2036	2,397,702

	Carrington Mortgage Loan Trust,
10,998,000	Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	2.63%		12/25/2036	10,091,813

	Chase Mortgage Finance Trust,
2,721,604	Series 2006-S2-1A9	6.25%		10/25/2036	2,079,726
5,342,053	Series 2006-S3-1A2	6.00%		11/25/2036	3,753,029
455,194	Series 2007-S3-1A12	6.00%		05/25/2037	330,265

	CHL Mortgage Pass-Through Trust,
3,497,100	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.16%	I/F I/O	09/25/2036	612,262
3,497,100	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	3.09%		09/25/2036	2,010,478
9,156,693	Series 2007-21-1A1	6.25%		02/25/2038	7,381,186
6,330,671	Series 2007-HYB1-2A1	3.59%	#	03/25/2037	5,866,693

	CIM Trust,
4,000,000	Series 2016-1RR-B2	6.90%	#^Þ	07/26/2055	4,062,556
3,000,000	Series 2016-2RR-B2	6.86%	#^Þ	02/25/2056	3,090,367
3,000,000	Series 2016-3RR-B2	6.44%	#^Þ	02/27/2056	3,080,796

	Citi Mortgage Alternative Loan Trust,
2,391,098	Series 2006-A1-1A6	6.00%		04/25/2036	2,335,476

	Citigroup Mortgage Loan Trust, Inc.,
1,586,225	Series 2005-9-21A2	5.50%		11/25/2035	1,594,205
964,182	Series 2007-AR8-1A1A	4.04%	#	08/25/2047	875,881
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.49%		07/25/2037	8,176,012
2,218,280	Series 2011-12-1A2	3.96%	#^Þ	04/25/2036	1,920,214

	Citigroup Mortgage Loan Trust,
15,862,249	Series 2019-A-PT1	3.92%	^	10/25/2058	15,314,587

	CitiMortgage Alternative Loan Trust,
7,976,630	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	3.09%		05/25/2036	7,160,242
8,784,184	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.91%	I/F I/O	05/25/2036	870,682
14,199,623	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	2.99%		05/25/2037	11,754,091
14,199,623	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.11%	I/F I/O	05/25/2037	1,726,204
3,936,828	Series 2007-A6-1A4	6.00%		06/25/2037	3,842,068
2,682,890	Series 2007-A6-1A5	6.00%		06/25/2037	2,618,313
4,135,390	Series 2007-A8-A1	6.00%		10/25/2037	3,930,863

	Countrywide Alternative Loan Trust,
828,900	Series 2004-22CB-1A1	6.00%		10/25/2034	871,735
1,458,871	Series 2005-28CB-2A7	5.75%		08/25/2035	1,281,768
2,173,018	Series 2005-46CB-A20	5.50%		10/25/2035	2,044,795
4,363,660	Series 2005-65CB-1A11	6.00%		01/25/2036	4,137,795
327,708	Series 2005-73CB-1A3	6.25%		01/25/2036	336,093
1,777,485	Series 2006-14CB-A8	6.00%		06/25/2036	1,417,426
3,998,636	Series 2006-41CB-2A12	6.00%		01/25/2037	3,396,841
1,526,411	Series 2006-41CB-2A15	5.75%		01/25/2037	1,275,017
4,515,905	Series 2006-46-A6	6.00%		02/25/2047	3,636,646
2,749,046	Series 2006-7CB-2A1	6.50%		05/25/2036	1,915,137

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
1,422,485	Series 2006-8T1-1A4	6.00%		04/25/2036	1,076,791
1,797,170	Series 2006-J4-2A13	6.00%		07/25/2036	1,525,338
4,949,044	Series 2006-J4-2A8	6.00%		07/25/2036	4,200,474
1,476,882	Series 2006-J6-A5	6.00%		09/25/2036	1,224,727
1,223,352	Series 2007-13-A4	6.00%		06/25/2047	1,002,395
352,940	Series 2007-J2-2A1	6.00%		07/25/2037	345,562

	Countrywide Asset Backed Certificates,
26,615,765	Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.63%		06/25/2047	24,874,101

	Countrywide Home Loans,
156,416	Series 2006-10-1A11	5.85%		05/25/2036	124,155
900,800	Series 2006-17-A6	6.00%		12/25/2036	707,110
2,090,350	Series 2006-19-1A7	6.00%		01/25/2037	1,722,922
3,134,959	Series 2006-9-A2	6.00%		05/25/2036	2,556,748
10,432,408	Series 2007-15-1A29	6.25%		09/25/2037	9,511,226
722,558	Series 2007-4-1A10	6.00%		05/25/2037	557,096
508,737	Series 2007-8-1A5	5.44%		01/25/2038	380,738

	Credit Suisse First Boston Mortgage Securities Corporation,
1,947,421	Series 2005-12-5A1	5.25%		01/25/2036	1,860,701
1,006,811	Series 2005-9-3A2	6.00%		10/25/2035	564,833

	Credit Suisse Mortgage Capital Certificates,
1,084,688	Series 2006-6-1A10	6.00%		07/25/2036	888,559
1,201,729	Series 2008-2R-1A1	6.00%	^	07/25/2037	1,123,715
4,759,958	Series 2009-9R-10A2	5.50%	^	12/26/2035	4,015,934
1,809,527	Series 2011-17R-1A2	5.75%	^Þ	02/27/2037	1,967,866

	CSMC Mortgage-Backed Trust,
5,319,245	Series 2006-7-10A1	6.75%		08/25/2036	4,549,306

	Deutsche Mortgage Securities, Inc.,
2,924,780	Series 2009-RS2-1A2	4.71%	#^	09/26/2036	2,899,764

	Deutsche Securities, Inc.,
1,122,025	Series 2005-6-2A1	5.50%		12/25/2035	1,011,699
442,361	Series 2006-AB4-A1A	6.01%	#	10/25/2036	414,695

	First Horizon Alternative Mortgage Securities,
1,087,246	Series 2005-FA8-1A3	5.50%		11/25/2035	895,518
2,802,890	Series 2007-FA3-A8	6.00%		06/25/2037	2,059,146
3,013,258	Series 2007-FA4-1A4	6.25%		08/25/2037	2,291,372

	First Horizon Asset Securities, Inc.,
251,628	Series 2006-1-1A2	6.00%		05/25/2036	206,018
1,930,721	Series 2007-3-A4	6.00%		06/25/2037	1,470,544

	GreenPoint Mortgage Funding Trust,
7,436,595	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	3.80%		10/25/2045	6,437,446

	GSR Mortgage Loan Trust,
499,394	Series 2006-2F-3A4	6.00%		02/25/2036	395,388
2,801,992	Series 2006-9F-5A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.06%	I/F I/O	10/25/2036	610,269
2,801,992	Series 2006-9F-5A3 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.94%		10/25/2036	1,816,497
1,778,370	Series 2007-1F-3A14	5.75%		01/25/2037	1,572,607
3,503,997	Series 2007-2F-3A3	6.00%		03/25/2037	3,045,368

	HarborView Mortgage Loan Trust,
12,135,109	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.69%		02/19/2046	11,066,250
13,402,209	Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	2.70%		07/19/2047	12,849,164
6,918,063	Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	3.49%		10/25/2037	6,492,248

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HSI Asset Loan Obligation Trust,
2,389,296	Series 2007-1-3A6	6.00%		06/25/2037	1,469,347

	Impac Secured Assets Trust,
956,979	Series 2006-5-1A1B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	2.69%		02/25/2037	892,366

	IndyMac Mortgage Loan Trust,
5,930,635	Series 2007-AR1-3A1	4.24%	#	06/25/2037	4,858,293

	JP Morgan Alternative Loan Trust,
6,574,262	Series 2006-S4-A4	5.96%	ß	12/25/2036	6,131,583
3,731,611	Series 2008-R2-A1	6.00%	^	11/25/2036	3,140,432

	JP Morgan Mortgage Trust,
543,926	Series 2005-S3-1A1	6.50%		01/25/2036	427,098
3,289,819	Series 2006-A5-3A2	4.01%	#	08/25/2036	3,106,846
2,945,602	Series 2007-S1-2A8	5.75%		03/25/2037	2,100,210

	JP Morgan Resecuritization Trust,
4,075,433	Series 2009-13-1A2	5.50%	^	01/26/2036	4,149,219

	Lavender Trust,
1,526,961	Series 2010-R11A-A4	5.87%	#^	10/26/2036	1,170,102

	Lehman XS Trust,
3,207,283	Series 2006-17-1A4A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.66%		08/25/2046	2,954,659
24,315,291	Series 2007-14H-A3 (1 Month LIBOR USD + 0.55%, 0.55% Floor)	3.04%		07/25/2047	24,191,881

	MASTR Alternative Loans Trust,
1,148,600	Series 2004-10-5A5	5.75%	Δ	09/25/2034	1,155,887

	MASTR Asset Backed Securities Trust,
4,850,110	Series 2004-WMC1-M1 (1 Month LIBOR USD + 0.78%, 0.52% Floor)	3.27%		02/25/2034	4,854,761

	Merrill Lynch Alternative Note Asset Trust,
1,984,722	Series 2007-F1-2A6	6.00%		03/25/2037	1,449,527

	Merrill Lynch Mortgage Investors Trust,
1,524,158	Series 2006-AF1-AF3B	6.25%		08/25/2036	1,096,488

	Morgan Stanley Capital Trust,
26,752,967	Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.74%		04/25/2036	25,434,442

	Morgan Stanley Mortgage Loan Trust,
8,131,281	Series 2005-10-4A1	5.50%		12/25/2035	7,375,030
1,164,365	Series 2007-12-3A4	6.25%		08/25/2037	925,293

	New Century Home Equity Loan Trust,
8,677,344	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	2.67%		05/25/2036	8,173,344

	New Residential Mortgage LLC,
7,875,893	Series 2018-FNT1-B	3.91%	^	05/25/2023	7,942,713

	Nomura Asset Acceptance Corporation,
3,986,584	Series 2006-AP1-A2	5.52%	#	01/25/2036	2,051,808
1,372,359	Series 2007-1-1A1A	6.00%	ß	03/25/2047	1,247,269

	NRZ Excess Spread-Collateralized Notes,
4,760,387	Series 2018-PLS1-D	4.37%	^	01/25/2023	4,753,523

	Opteum Mortgage Acceptance Corporation Trust,
10,252,305	Series 2006-2-A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.76%		07/25/2036	6,113,658

	PNMAC GMSR Trust,
11,000,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.84%	^	04/25/2023	11,057,530

	Popular Mortgage Trust,
10,063,018	Series 2005-1-M2	5.51%		05/25/2035	9,723,461

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PR Mortgage Loan Trust,
637,513	Series 2014-1-APT	5.91%	#^	10/25/2049	596,972

	Pretium Mortgage Credit Partners LLC,
6,016,699	Series 2018-NPL1-A1	3.38%	^§	01/27/2033	5,999,543

	PRPM LLC,
8,487,647	Series 2017-3A-A1	3.47%	#^	11/25/2022	8,483,959

	RBSGC Mortgage Loan Trust,
1,147,568	Series 2007-A-2A4	6.25%		01/25/2037	1,126,745

	Residential Accredit Loans, Inc.,
2,941,330	Series 2005-QS12-A3	5.50%		08/25/2035	2,828,227
2,104,748	Series 2005-QS13-1A6	5.50%		09/25/2035	1,960,870
3,220,425	Series 2005-QS9-A6	5.50%		06/25/2035	3,186,741
575,104	Series 2006-QS12-1A1	6.50%		09/25/2036	417,736
3,631,471	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	2.69%		09/25/2036	2,913,465
3,631,471	Series 2006-QS12-2A13	4.99%	± I/F I/O	09/25/2036	706,308
4,557,791	Series 2006-QS18-1A4	6.25%		12/25/2036	4,231,051
1,586,769	Series 2006-QS7-A2	6.00%		06/25/2036	1,454,205
1,240,571	Series 2007-QS11-A1	7.00%		10/25/2037	1,088,290
9,574,258	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	2.96%	I/F I/O	01/25/2037	1,019,995
9,574,258	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	3.04%		01/25/2037	7,503,522
776,609	Series 2007-QS5-A1	5.50%		03/25/2037	699,113

	Residential Asset Securities Corporation,
2,087,996	Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.74%		04/25/2037	2,069,987

	Residential Asset Securitization Trust,
4,721,286	Series 2006-A12-A1	6.25%		11/25/2036	3,055,849
1,644,066	Series 2006-A8-1A1	6.00%		08/25/2036	1,433,883

	Residential Funding Mortgage Securities Trust,
108,426	Series 2005-S9-A11	6.25%		12/25/2035	108,077
979,741	Series 2006-SA2-3A1	5.07%	#	08/25/2036	917,860

	Securitized Asset Backed Receivables LLC Trust,
17,168,499	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.76%		03/25/2036	15,935,370

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	2.95%		12/25/2035	7,429,910

	Structured Adjustable Rate Mortgage Loan Trust,
4,655,413	Series 2005-17-5A1	4.23%	#	08/25/2035	4,130,906
4,845,882	Series 2005-22-4A1	4.54%	#	12/25/2035	4,636,028
2,190,927	Series 2008-1-A2	4.25%	#	10/25/2037	1,983,503

	Structured Asset Mortgage Investments Trust,
5,399,525	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	2.67%		07/25/2046	5,030,160
6,125,494	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	2.68%		07/25/2046	4,902,125
11,516,694	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.70%		08/25/2036	10,708,803
5,169,283	Series 2006-AR8-A2 (1 Month LIBOR USD + 0.21%, 0.21% Floor, 11.50% Cap)	2.70%		10/25/2036	5,015,133

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	March 31, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Mortgage Investments Trust, (Cont.)
10,691,845	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	2.68%		09/25/2047	10,332,054

	Structured Asset Securities Corporation,
20,527,743	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.68%	^	03/25/2037	18,243,747

	Structured Asset Securities Trust,
9,270,008	Series 2005-17-5A1	5.50%		10/25/2035	7,146,764

	Thornburg Mortgage Securities Trust,
455,200	Series 2007-4-2A1	4.31%	#	09/25/2037	455,729

	Verus Securitization Trust,
3,116,126	Series 2018-INV1-A2	3.85%	#^	03/25/2058	3,148,859
4,868,946	Series 2018-INV1-A3	4.05%	#^	03/25/2058	4,925,560

	VOLT LLC,
18,304,274	Series 2017-NP11-A1	3.38%	^§	10/25/2047	18,324,064
12,532,929	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	12,598,293
18,890,109	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	19,060,296

	Washington Mutual Mortgage Pass-Through Certificates,
1,961,068	Series 2005-10-2A8	6.00%		11/25/2035	1,895,537
4,323,487	Series 2006-5-2CB6	6.00%		07/25/2036	3,540,926
13,245,750	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.36%		09/25/2046	12,078,975
3,212,064	Series 2007-2-1A6	6.00%		04/25/2037	2,863,330
296,609	Series 2007-4-1A1	5.50%		06/25/2037	296,910

	Wells Fargo Alternative Loan Trust,
962,788	Series 2007-PA3-1A4	5.75%		07/25/2037	896,946

	Wells Fargo Mortgage Backed Securities Trust,
1,708,768	Series 2006-AR4-2A1	5.17%	#	04/25/2036	1,685,132
6,095,179	Series 2007-11-A96	6.00%		08/25/2037	6,086,102
459,860	Series 2007-13-A2	6.25%		09/25/2037	462,751
896,065	Series 2007-3-1A4	6.00%		04/25/2037	903,908
8,250,793	Series 2007-7-A1	6.00%		06/25/2037	8,328,063

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $785,076,344)				762,671,740

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 5.3%
14,456,487	First American Government Obligations Fund - Class U	2.35%	♦		14,456,487
14,456,488	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	2.33%	♦		14,456,488
14,456,487	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	2.32%	♦		14,456,487

	Total Short Term Investments (Cost $43,369,462)				43,369,462

	Total Investments 100.3% (Cost $842,035,869)				819,560,012
	Liabilities in Excess of Other Assets (0.3)%				(2,185,865)

	NET ASSETS 100.0%				$817,374,147

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	93.3%
Short Term Investments	5.3%
Non-Agency Commercial Mortgage Backed Obligations	1.4%
Collateralized Loan Obligations	0.3%
Asset Backed Obligations	0.0%	~
Other Assets and Liabilities	(0.3)%

	100.0%

^

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2019, the value of these securities amounted to $215,474,034 or 26.4% of net assets.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of March 31, 2019.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of March 31, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of March 31, 2019.

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of March 31, 2019.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of March 31, 2019

~	Represents less than 0.05% of net assets

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	March 31, 2019

ASSETS
Investments in Securities, at Value*	$776,190,550
Short Term Investments, at Value*	43,369,462
Interest and Dividends Receivable	2,310,270
Receivable for Investments Sold	5,294
Prepaid Expenses and Other Assets	3,244
Cash	100
Total Assets	821,878,920

LIABILITIES
Distribution Payable	4,357,558
Professional Fees Payable	71,170
Administration, Fund Accounting and Custodian Fees Payable	26,766
Transfer Agent Expenses Payable	21,853
Accrued Expenses	9,471
Shareholder Reporting Expenses Payable	8,278
Trustees Fees Payable	7,623
Payable for Investments Purchased	2,054
Total Liabilities	4,504,773
Net Assets	$817,374,147

NET ASSETS CONSIST OF:
Paid-in Capital	$880,943,710
Undistributed (Accumulated) Net Investment Income (Loss)	274,663
Accumulated Net Realized Gain (Loss) on Investments	(41,368,369)
Net Unrealized Appreciation (Depreciation) on Investments	(22,475,857)
Total Distributable Earnings (See Note 5)	(63,569,563)
Net Assets	$817,374,147

*Identified Cost:
Investments in Securities	$798,666,407
Short Term Investments	43,369,462

Class I (unlimited shares authorized):
Shares Outstanding	93,196,045
Net Asset Value, Offering and Redemption Price per Share	$8.77

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	13

Statement of Operations	For the Year Ended March 31, 2019

INVESTMENT INCOME
Income:
Interest	$43,287,401
Total Investment Income	43,287,401

Expenses:
Investment Advisory Fees	4,474,894
Professional Fees	167,874
Administration, Fund Accounting and Custodian Fees	167,035
Transfer Agent Expenses	89,459
Shareholder Reporting Expenses	22,011
Miscellaneous Expenses	18,989
Trustees Fees	10,474
Insurance Expenses	9,389
Registration Fees	1,521
Total Expenses	4,961,646
Less: Investment Advisory Fees (Waived)	(4,474,894)
Net Expenses	486,752

Net Investment Income (Loss)	42,800,649

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	2,964,653
Net Change in Unrealized Appreciation (Depreciation) on Investments	(15,108,327)
Net Realized and Unrealized Gain (Loss) on Investments	(12,143,674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,656,975

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended March 31, 2019	Year Ended March 31, 2018

OPERATIONS
Net Investment Income (Loss)	$42,800,649	$35,015,184
Net Realized Gain (Loss) on Investments	2,964,653	11,499
Net Change in Unrealized Appreciation (Depreciation) on Investments	(15,108,327)	6,325,263
Net Increase (Decrease) in Net Assets Resulting from Operations	30,656,975	41,351,946

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(56,433,352)	(49,734,456)

Total Distributions to Shareholders	(56,433,352)	(49,734,456)[1]

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	110,500,000	264,293,709

Total Increase (Decrease) in Net Assets	$84,723,623	$255,911,199

NET ASSETS
Beginning of Period	$732,650,524	$476,739,325
End of Period	$817,374,147	$732,650,524 [2]

[1]	Includes net investment income distributions of $49,734,456.
[2]	Includes undistributed (accumulated) net investment income (loss) of $299,152.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2019	15

Financial Highlights

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[1]

Net Asset Value, Beginning of Period	$9.05	$9.14	$9.26	$10.02	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)[4]	0.47	0.56	0.65	0.61	0.46
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.13)	0.13	0.12	(0.45)	0.01
Total from Investment Operations	0.34	0.69	0.77	0.16	0.47

Less Distributions:

Distributions from Net Investment Income	(0.62)	(0.78)	(0.89)	(0.92)	(0.45)

Total Distributions	(0.62)	(0.78)	(0.89)	(0.92)	(0.45)
Net Asset Value, End of Period	$8.77	$9.05	$9.14	$9.26	$10.02
Total Return	3.85%	7.81%	8.69%	1.56%	4.79%	[2]

Supplemental Data:

Net Assets, End of Period (000’s)	$817,374	$732,651	$476,739	$266,110	$267,098
Ratios to Average Net Assets:
Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.61%	0.60%	0.62%	0.64%	0.84%	[3]
Expenses After Advisory Fees (Waived) (See Note 3)	0.06%	0.05%	0.07%	0.09%	0.38%	[3]
Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/Recouped	0.06%	0.08%	0.07%	0.09%	0.18%	[3]
Net Investment Income (Loss)	5.26%	6.04%	6.99%	6.28%	7.00%	[3]
Portfolio Turnover Rate	25%	23%	20%	16%	6%	[2]

[1]	Commencement of operations on August 4, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2019

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Annual Report	March 31, 2019	17

Notes to Financial Statements (Cont.)	March 31, 2019

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20191:

Category

Investments in Securities

Level 1

Money Market Funds	$43,369,462

Total Level 1	43,369,462

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	748,549,941

Non-Agency Commercial Mortgage Backed Obligations	10,947,812

Collateralized Loan Obligations	2,473,874

Asset Backed Obligations	1,070

Total Level 2	761,972,697

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	14,121,799

Non-Agency Commercial Mortgage Backed Obligations	96,054

Total Level 3	14,217,853

Total	$819,560,012

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the year ended March 31, 2019.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 3/31/2018	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2019[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$14,152,928	$75,541	$443,735	$265,439	$—	$(815,844)	$—	$—	$14,121,799	$445,226
Non-Agency Commercial Mortgage Backed Obligations	140,081	(211,410)	146,978	8,927	—	(84,576)	96,054	—	96,054	—
Total	$14,293,009	$(135,869)	$590,713	$274,366	$—	$(900,420)	$96,054	$—	$14,217,853	$445,226

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2019 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

18	DoubleLine Selective Credit Fund

March 31, 2019

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2019 *	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average) +	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$14,121,799	Market Comparables	Market Quotes	$86.56-$108.75 ($101.09)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	96,054	Market Comparables	Yields	34.07% (34.07%)	Increase in the yields would have resulted in the decrease in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2019, 2018 and 2017 for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2019, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2019. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Annual Report	March 31, 2019	19

Notes to Financial Statements (Cont.)	March 31, 2019

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the year ended March 31, 2019, the Adviser fully waived the total investment advisory fee of $4,474,894.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2020. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of March 31, 2019, there is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For the year ended March 31, 2019, purchases and sales of investments, excluding short term investments, were $246,651,693 and $194,129,094, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the year.

20	DoubleLine Selective Credit Fund

March 31, 2019

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2019	Year Ended March 31, 2018

Distributions Paid From:

Ordinary Income	$56,433,352	$49,734,456

Total Distributions Paid	$56,433,352	$49,734,456

The cost basis of investments for federal income tax purposes as of March 31, 2019, was as follows:

Tax Cost of Investments	$842,035,869

Gross Tax Unrealized Appreciation	9,429,807

Gross Tax Unrealized Depreciation	(31,905,664)

Net Tax Unrealized Appreciation (Depreciation)	$(22,475,857)

As of March 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(22,475,857)

Undistributed Ordinary Income	4,637,343

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	4,637,343

Other Accumulated Gains (Losses)	(45,731,049)

Total Accumulated Earnings (Losses)	$(63,569,563)

As of March 31, 2019, the Fund had $41,368,369 available for a capital loss carryforward. This amount does not expire.

As of March 31, 2019, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2019, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital

DoubleLine Selective Credit Fund	$13,608,214	$(13,608,214)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018

	Shares	Amount	Shares	Amount

Shares Sold	22,105,189	$198,000,000	30,298,902	$277,900,000

Reinvested Dividends	—	—	21,404	193,709

Shares Redeemed	(9,863,169)	(87,500,000)	(1,504,264)	(13,800,000)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	12,242,020	$110,500,000	28,816,042	$264,293,709

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $10,474 from the Fund during the year ended March 31, 2019. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed

Annual Report	March 31, 2019	21

Notes to Financial Statements (Cont.)	March 31, 2019

by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $10,474, which includes $10,780 in current fees (either paid in cash or deferred) and a decrease of $306 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Prior to December 14, 2018, borrowings under this credit facility were made available up to $600,000,000. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 4.65% for the year ended March 31, 2019).

For the year ended March 31, 2019, the Fund did not draw on its available credit facility.

9. Significant Shareholder Holdings

As of March 31, 2019, the Fund had 16 shareholders of record; six of the Fund’s shareholders, two of which were under common control with each other, collectively owned 56% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

asset allocation risk:  the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk:  the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

22	DoubleLine Selective Credit Fund

March 31, 2019

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. In recent years, the U.S. has experienced historically low interest rates. However, as of the date of this report, interest rates have begun to rise, increasing the exposure of bond investors to the risks associated with rising interest rates.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

•

defaulted securities risk:  the risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

focused investment risk:  the risk that the Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than the Fund that invests in a more diverse investment portfolio. In addition, the value of such the Fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

fund level tax risk:  the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

Annual Report	March 31, 2019	23

Notes to Financial Statements (Cont.)	March 31, 2019

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

large shareholder risk:  the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

reliance on the adviser:  the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

24	DoubleLine Selective Credit Fund

March 31, 2019

•

restricted securities risk:  the Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•

valuation risk:  the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	March 31, 2019	25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Selective Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, CA

May 20, 2019

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

26	DoubleLine Selective Credit Fund

Shareholder Expenses	(Unaudited) March 31, 2019

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/18 through 3/31/19.*

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/19	Expenses Paid During Period*[1]	Ending Account Value 3/31/19	Expenses Paid During Period*[1]

DoubleLine Selective Credit Fund	Class I	0.06%	$1,000	$1,017	$0.30	$1,025	$0.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2019	27

Growth of Investment	(Unaudited) March 31, 2019

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2019

	1 Year	Since Inception (8/4/2014)

DoubleLine Selective Credit Fund Class I	3.85%	5.71%

Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.49%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end. Bloomberg Barclays U.S. Aggregate Bond Index-This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

28	DoubleLine Selective Credit Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2019

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2019, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2019 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory, compliance, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong overall demand for products managed by DoubleLine.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2018 against its

Annual Report	March 31, 2019	29

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2019

Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the factors Strategic Insight considers in assembling peer groups of funds for the various Funds.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund with a sufficiently long track record, other than DoubleLine Floating Rate Fund, DoubleLine Global Bond Fund (“Global Bond”), DoubleLine Long Duration Total Return Bond Fund (“Long Duration Total Return”), and DoubleLine Low Duration Emerging Markets Fixed Income Fund (“Low Duration EMFI”), was in the first or second performance quartile relative to its respective Morningstar category for the three-year period ended December 31, 2018. The performance of all of the Funds that did not achieve that level of performance for the three-year period improved to the first or second quartile for the one-year period ended December 31, 2018, with the exception of Global Bond, which was in the third performance quartile for the one-year period. The Trustees considered specific factors cited by DoubleLine for any relative underperformance of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. The Trustees also considered information Strategic Insight provided regarding challenges it encountered in assembling a peer group of funds with similar investment strategies for Long Duration Total Return, in light of its focus on mortgage-related securities, and Low Duration EMFI, in light of the very limited number of other funds with principal investment strategies calling for investing in a portfolio of emerging market debt with a low duration.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), Long Duration Total Return, and DoubleLine Strategic Commodity Fund (“Strategic Commodity”), had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that, although EMFI’s net total expense ratio was in the third comparative quartile, it was within two basis points of its peer group median, and that the net total expense ratios of MAG, Long Duration Total Return, and Strategic Commodity were below those of several of their respective peers.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: DoubleLine Total Return Bond Fund, EMFI, MAG, DoubleLine Flexible Income Fund, Long Duration Total Return, Global Bond, Strategic Commodity, and DoubleLine Infrastructure Income Fund (“Infrastructure Income”). In respect of Global Bond, the Trustees noted that its net management fee was within a basis point of its peer group median. Concerning Infrastructure Income and Long Duration Total Return, the Trustees considered Strategic Insight’s statement that those Funds did not have a group of peer funds with a similar focus on infrastructure-related bonds and mortgage-related securities, respectively. The Trustees noted that, in the case of EMFI and MAG, a number of their peers had higher net management fees.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio and net total expense ratio were shown in the Strategic Insight Reports to be higher than the median of the Fund’s peer group. The Trustees noted DBL’s favorable relative long-term performance, with its performance ranking in the second quartile of its Morningstar peer group for the five-year period ended December 31, 2018. They also noted its less favorable performance over the three- and one-year periods ending December 31, 2018. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its focus on investment in mortgage-backed securities and its more limited exposure to credit risk than many of its more diversified peers.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first quartile of its Morningstar peer group over the one-, three-, and five-year periods ended December 31, 2018. They noted that DSL’s net management fee ratio and net total expense ratio were higher than the median of its peer group. In evaluating the comparative net management fee and net total expense ratio of DSL, the Trustees considered DSL’s favorable relative performance and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund. The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

30	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2019

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds, with the prospect of recouping those fees at a later date. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing, for example, the pricing advantage that certain of the Funds had previously enjoyed, the Funds remain fairly priced.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to a number of Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	March 31, 2019	31

Federal Tax Information	(Unaudited) March 31, 2019

For the fiscal year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2019, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2019, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2019, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

32	DoubleLine Selective Credit Fund

Trustees and Officers	(Unaudited) March 31, 2019

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	20	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	20	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	20	Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	18	None

Ronald R. Redell, 1970	President and Trustee	Indefinite/President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	20	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

Annual Report	March 31, 2019	33

Trustees and Officers (Cont.)	(Unaudited) March 31, 2019

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011; Indefinite/Secretary Since July 2018	Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

34	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2019

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017	Anti-Money Laundering Officer, DoubleLine Funds Trust (since May 2016); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives LP (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

Annual Report	March 31, 2019	35

Information About Proxy Voting	(Unaudited) March 31, 2019

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

36	DoubleLine Selective Credit Fund

Privacy Policy	(Unaudited) March 31, 2019

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

Annual Report	March 31, 2019	37

Privacy Policy (Cont.)	(Unaudited) March 31, 2019

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

38	DoubleLine Selective Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$1,004,260	$956,046
Audit-Related Fees	$900	$900
Tax Fees	$209,136	$196,670
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%

1

All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	$209,136	$196,670
Registrant’s Investment Adviser	$1,034,479	$1,426,605

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/24/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	5/24/2019

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	5/24/2019

4